SEPTEMBER 24, 2024
SUPPLEMENT TO
THE HARTFORD MIDCAP FUND SUMMARY PROSPECTUS
DATED MARCH 1, 2024, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.
Philip W. Ruedi, CFA announced his plan to withdraw from the partnership of Wellington Management Company LLP’s parent company, and effective December 31, 2024, he will no longer serve as a portfolio manager for The Hartford MidCap Fund. Timothy W. Egan, CFA and Mark A. Whitaker, CFA will remain as portfolio managers for The Hartford MidCap Fund. Accordingly, the following changes are being made in the above referenced Summary Prospectus:
(1) Under the heading “Principal Investment Strategy” in the above referenced Summary Prospectus, effective December 31, 2024, the first paragraph is revised as follows:
(i) The third and fourth sentences in the first paragraph are deleted in their entirety and replaced with the following:
Wellington Management seeks to invest in quality companies with sustainable growth potential.
(ii) The reference to S&P MidCap 400 Index in the first paragraph is replaced with the Russell Midcap Growth Index.
(2) Under the heading “Principal Risks” in the above referenced Summary Prospectus, the following risk is added after “Sector Risk” effective December 31, 2024:
Growth Investing Style Risk –  If the sub-adviser incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.
(3) Effective December 31, 2024, the Russell Midcap Growth Index, The Hartford MidCap Fund’s current secondary performance index, will replace the S&P MidCap 400 Index as its performance index. The Russell 3000 Index will continue to serve as The Hartford MidCap Fund’s regulatory index and provide a broad measure of market performance. Accordingly, under the heading “Past Performance –  Average Annual Total Returns” in the above referenced Summary Prospectus, the following disclosure is added effective immediately:
Effective December 31, 2024, the Russell Midcap Growth Index, the Fund’s current secondary performance index, will replace the S&P MidCap 400 Index as the Fund’s performance index because the Fund’s investment manager believes it is more representative of the Fund’s investment strategy.
(4) Under the heading “Management” in the above referenced Summary Prospectus, the portfolio manager table is deleted in its entirety and replaced with the following effective immediately:
Portfolio Manager	Title	Involved with Fund Since
Timothy W. Egan, CFA	Senior Managing Director and Equity Portfolio Manager	2023
Mark A. Whitaker, CFA	Senior Managing Director and Equity Portfolio Manager	2004
Philip W. Ruedi, CFA*	Senior Managing Director and Equity Portfolio Manager	2004
*
Philip W. Ruedi, CFA announced his plan to withdraw from the partnership of Wellington Management’s parent company, and effective December 31, 2024, he will no longer serve as a portfolio manager for the Fund. Mr. Ruedi’s portfolio management responsibilities will transition to Timothy W. Egan, CFA in the months leading up to his departure.
This Supplement should be retained with your Summary Prospectus for future reference.
HV-7682
September 2024